Exhibit 99.1

Investor Relations / Financial Media:
Nicolas Bornozis
Star Maritime Acquisition Corp.	President
103 Foulk Road	Capital Link, Inc.
Wilmington, Delaware 19803	230 Park Avenue, Suite 1536
www.starmaritimecorp.com	New York, NY 10169
Tel. (212) 661-7566
E-mail: nbornozis@capitallink.com
www.capitallink.com

STAR MARITIME ANNOUNCES 2-YEAR TIME CHARTER EMPLOYMENT FOR SUPRAMAX
VESSEL TO BE ACQUIRED BY STAR BULK FROM TMT CO., LTD.

New York, New York, May 31, 2007—Star Maritime Acquisition Corp. (AMEX:SEA), a Delaware corporation (“Star Maritime” or the “Company”), announced today that TMT Co., Ltd. (“TMT”) has procured a time-charter for the M/V J Duckling (to be re-named M/V Star Theta), at a gross daily charter rate of USD 32,500 to Hyundai Merchant Marine (HMM) for a period of 23-25 months commencing at the end of May 2007. The M/V J Duckling is a Supramax bulk carrier built in 2003 with a carrying capacity of 52,425 deadweight tons (dwt). The vessel is one of eight drybulk carriers to be acquired by Star Bulk Carriers Corp., a wholly owned Marshall Islands subsidiary of Star Maritime (“Star Bulk”).  As of this date, seven of the eight drybulk carriers in the fleet to be acquired are covered by time charters. Star Maritime stockholders will be asked to vote on the merger of Star Maritime with and into Star Bulk with Star Bulk as the surviving corporation (the “Redomiciliation Merger”).

Definitive Agreements to Acquire the Initial Fleet of Eight Vessels:

Star Bulk previously entered into definitive agreements to acquire a fleet of eight drybulk carriers consisting of two Capesize, one Panamax and five Supramax drybulk carriers with an average age of approximately 10 years and a combined cargo-carrying capacity of 691,213 deadweight tons from certain wholly-owned subsidiaries of TMT, a global shipping company with management headquarters in Taiwan. The aggregate purchase price is $345,237,520, consisting of $224,500,000 in cash and 12,537,645 shares of Star Bulk’s common stock.

Star Bulk’s acquisition of the eight drybulk carriers from TMT is contingent upon stockholder approval of the Redomiciliation Merger, following which Star Maritime will be merged out of existence and Star Bulk, the surviving entity, will be governed by the laws of the Republic of the Marshall Islands.

Set forth below is summary information for the vessels Star Bulk has agreed to acquire from certain subsidiaries of TMT. TMT has procured charters with third parties for five of the eight vessels.  Furthermore, Star Bulk has entered into time charter agreements with TMT as the charterer for an additional two of the eight vessels.

TMT Vessel	To be renamed	Type	DWT	Year Built	Time Charter Term	Daily Time Charter Hire Rate
A Duckling	Star Alpha	Capesize	175,075	1992	3 years	$47,500
B Duckling	Star Beta	Capesize	174,691	1993	Spot	N/A
C Duckling	Star Gamma	Supramax	53,098	2002	1 year	$28,500
F Duckling	Star Delta	Supramax	52,434	2000	2 years	$25,800
G Duckling	Star Epsilon	Supramax	52,402	2001	2 years	$25,550
I Duckling	Star Zeta	Supramax	52,994	2003	1 year	$30,500
J Duckling	Star Theta	Supramax	52,425	2003	2 years	$32,500
Mommy Duckling	Star Iota	Panamax	78,585	1983	1 year	$18,000

About Star Maritime Acquisition Corp.

Star Maritime Acquisition Corp. (AMEX: SEA) is a blank check company formed to make an acquisition, through a merger, capital stock exchange, asset acquisition or similar business combination in the shipping industry.  In December 2005, Star Maritime through its initial public offering raised approximately $188.7 million, which was deposited in a trust account, and $11.3 million in a private placement to certain officers and directors and has dedicated its time since the initial public offering to seeking and evaluating business combination opportunities.

Forward-Looking Statements

The information in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include, but are not limited to, statements regarding: (1) the delivery and operation of assets of Star Bulk; (2) Star Bulk’s future operating or financial results; (3) future, pending or recent acquisitions, business strategy, areas of possible expansion, and expected capital spending or operating expenses; (4) drybulk market trends, including charter rates and factors affecting vessel supply and demand; and (5) other statements identified by words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” or words of similar meaning.

Such forward looking statements are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, Star Maritime and Star Bulk’s examination of historical operating trends, data contained in their records and other data available from third parties. Although Star Maritime and Star Bulk believe that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond their control, Star Maritime and Star Bulk cannot assure you that Star Maritime or Star Bulk will achieve or accomplish these expectations, beliefs or projections. Important factors that could cause actual results to differ materially from those discussed in the forward-looking statements include the failure of Star Maritime to obtain the requisite stockholder approval, failure of a seller to deliver one or more vessels, the strength of world economies and currencies, general market conditions, including changes in charterhire rates and vessel values, changes in demand that may affect attitudes of time charterers to scheduled and unscheduled drydocking, changes in Star Bulk’s operating expenses, including bunker prices, dry-docking and insurance costs, or actions taken by regulatory authorities, potential liability from pending or future litigation, domestic and international political conditions, potential disruption of shipping routes due to accidents and political events or acts by terrorists.  Additional factors that could cause Start Maritime’s and Star Bulk’s results to differ materially from those described in the forward-looking statements can be found in Star Maritime’s reports (such as

Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) and Star Bulk’s Registration Statement Form F-1/F-4 filed with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s Internet site (http://www.sec.gov). The information set forth herein speaks only as of the date hereof, and Star Maritime and Star Bulk disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication.

Important Notices

STAR MARITIME AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF STAR MARITIME’S STOCKHOLDERS TO BE HELD TO APPROVE THE TRANSACTION DESCRIBED IN THIS PRESS RELEASE.  STOCKHOLDERS OF STAR MARITIME AND OTHER INTERESTED PERSONS ARE ADVISED TO READ STAR MARITIME’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT WHEN AVAILABLE BECAUSE THESE PROXY STATEMENTS CONTAIN IMPORTANT INFORMATION.

SUCH PERSONS ARE ALSO ADVISED TO READ STAR MARITIME’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006, FILED ON MARCH 14, 2006, AS WELL AS STAR MARITIME’S QUARTERELY REPORT ON FORM 10-Q FOR THE FISCAL QUARTER ENDED MARCH 31, 2007 FILED ON MAY 10, 2007 FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF STAR MARITIME’S OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS SHOULD THE BUSINESS COMBINATION BE CONSUMMATED.

THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE BUSINESS COMBINATION.  STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO:

STAR MARITIME ACQUISITION CORP.

103 FOULK ROAD

WILMINGTON, DELAWARE 19803

ATTENTION: CORPORATE SECRETARY

THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, THE ANNUAL REPORT ON FORM 10-K AND QUARTERLY REPORT ON FORM 10-Q CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE AT HTTP://WWW.SEC.GOV.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of such jurisdiction.